SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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IDX Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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IDX Funds
IDX Risk-Managed Digital Assets Strategy Fund
(Formerly, IDX Risk-Managed Bitcoin Strategy Fund)
IDX Adaptive Opportunities Fund
(Formerly, IDX Commodity Opportunities Fund)

9311 E. Via De Ventura, Suite 105, Scottsdale, AZ 85258

May 27, 2025

Dear Shareholders:

On behalf of the Board of Trustees (the “Board”) of IDX Funds (the “Trust”), we are pleased to invite you to a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of the Trust, on behalf of its series, IDX Risk-Managed Digital Assets Strategy Fund (formerly, IDX Risk-Managed Bitcoin Strategy Fund) and IDX Adaptive Opportunities Fund (formerly, IDX Commodity Opportunities Fund) (each, a “Fund” and, collectively, the “Funds”), each a non-diversified series of the Trust. The Special Meeting is scheduled to be held on June 27, 2025, at 11:00 a.m. Eastern Time at the offices of IDX Advisors, LLC, 9311 E. Via De Ventura, Suite 105, Scottsdale, AZ 85258.

At the Special Meeting, shareholders of the Trust will be asked to vote on: (i) the election of three Trustees to the Board; and (ii) any other business that may properly come before the Special Meeting.

The proposal is discussed in the enclosed Proxy Statement, which you should read carefully.

The Board recommends that you vote “FOR” the election of each nominee to the Board as identified in the accompanying Proxy Statement.

Your vote is important, regardless of the number of shares of the Funds you own. You may vote before the Special Meeting by completing, signing, and returning the enclosed Proxy Card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone, or in person at the meeting. It is very important that the Trust receives your vote. The Board encourages you to vote no later than 11:59 p.m. ET on June 26, 2025. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If you have any questions or require assistance with voting, please contact our proxy solicitor, EQ Fund Solutions, at the number on the enclosed Proxy Card.

We appreciate your participation and prompt attention to this matter, and thank you for your continued support.

Sincerely,

/s/ Andrew Swan

Andrew Swan

President of IDX Funds

IDX Funds
IDX Risk-Managed Digital Assets Strategy Fund
(Formerly, IDX Risk-Managed Bitcoin Strategy Fund)
IDX Adaptive Opportunities Fund
(Formerly, IDX Commodity Opportunities Fund)

9311 E Via De Ventura, Suite 105, Scottsdale, AZ 85258

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 27, 2025

Dear Shareholders:

The Board of Trustees (the “Board”) of IDX Funds (the “Trust”) has called a special meeting of the shareholders (with any postponements or adjournments, the “Special Meeting”) of the Trust, on behalf of its series, IDX Risk-Managed Digital Assets Strategy Fund (formerly, IDX Risk-Managed Bitcoin Strategy Fund) and IDX Adaptive Opportunities Fund (formerly, IDX Commodity Opportunities Fund) (each, a “Fund” and, collectively, the “Funds”), each a non-diversified series of the Trust, to be held on June 27, 2025, at 11:00 a.m., Eastern Time, at the offices of IDX Advisors, LLC, 9311 E. Via De Ventura, Suite 105, Scottsdale, AZ 85258, for the following purposes:

1.	To elect three nominees for Trustee to the Board, each holding office indefinitely or until his respective successor is duly elected and qualified; and
2.	To transact such other business as may properly come before the Special Meeting.

The Board is soliciting your vote on behalf of the Board and the Funds. The Board has already approved the election of the nominees to the Board, subject to shareholder approval. The Board determined that the proposal is in the best interests of the Funds and their shareholders and recommends that you vote FOR it. Shareholders of record at the close of business on May 22, 2025 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Special Meeting.

You may vote before the meeting by completing, signing, and returning the enclosed Proxy Card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone, or in person at the meeting. The Board encourages you to vote no later than 11:59 p.m. ET on June 26, 2025. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

On behalf of the Board of Trustees

/s/ Andrew Swan

Andrew Swan

President of IDX Funds

IDX Funds
IDX Risk-Managed Digital Assets Strategy Fund
(Formerly, IDX Risk-Managed Bitcoin Strategy Fund)
IDX Adaptive Opportunities Fund
(Formerly, IDX Commodity Opportunities Fund)

9311 E. Via De Ventura, Suite 105, Scottsdale, AZ 85258

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on June 27, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of IDX Funds (the “Trust”) on behalf of the IDX Risk-Managed Digital Assets Strategy Fund (formerly, IDX Risk-Managed Bitcoin Strategy Fund) and IDX Adaptive Opportunities Fund (formerly, IDX Commodity Opportunities Fund) (each, a “Fund” and, collectively, the “Funds”), each a non-diversified series of the Trust, for use at the special meeting of shareholders, to be held at the offices of IDX Advisors, LLC, 9311 E. Via De Ventura, Suite 105, Scottsdale, AZ 85258, on June 27, 2025, at 11:00 a.m., Eastern Time, and at any adjournments thereof (the “Special Meeting”). The Notice of the Meeting, Proxy Statement, and accompanying Proxy Card will first be mailed to shareholders on or about June 3, 2025. Only shareholders of record at the close of business on May 22, 2025 (the “Record Date”), will be entitled to vote at the Special Meeting.

The shareholders of the Trust are being asked to consider the following proposal:

1.	To elect three Trustees to the Board, each holding office indefinitely or until his respective successor is duly elected and qualified; and

2.	To transact such other business as may properly come before the Special Meeting.

The Board believes the proposal is in the Funds’ and their shareholders’ best interests and recommends that you vote FOR it.

You may vote before the meeting by completing, signing, and returning the enclosed Proxy Card by mail in the postage-paid envelope provided or by following the instructions on the proxy card for voting your proxy on the Internet or by touch-tone telephone, or in person at the meeting. The Board encourages you to vote no later than 11:59 p.m. ET on June 26, 2025. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at https://vote.proxyonline.com/idxfunds/docs/2025mtg.pdf. The Funds’ annual and semi-annual reports are free and can be obtained by calling 216-329-4271.

PROPOSAL: ELECTION OF TRUSTEE NOMINEES

Summary of the Proposal

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of its trustees have been elected by shareholders. Currently, there are three Trustees, two of whom have previously been elected by shareholders and one appointed by the Trustees who are not “interested persons” as that term is defined in the 1940 Act (the “Independent Trustees”). Two of the current Trustees, Kelley Brennan and Tobias Caldwell, have indicated that they will resign from the Board effective upon the election of their successor at the Special Meeting. By electing the remaining current Trustee plus two new Trustee nominees at the Special Meeting, the Board of Trustees (the “Board”) can appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

Following a special Board meeting held on May 22, 2025, the current Independent Trustees of the Trust nominated for election three nominees to serve on the Board. The nominees are: Nicholas Carmi, Jay Nusblatt, and Christopher MacLaren (the “Nominees”). Two of the Nominees—Messrs. Carmi and Nusblatt—are not an “interested person” of the Trust as defined in the 1940 Act. Each of the Nominees was nominated by the Trust’s current Board members, who are Independent Trustees; Mr. Carmi currently serves on the Board as an Independent Trustee and Chair of the Nominating and Corporate Governance Committee. Mr. Nusblatt’s and Mr. MacLaren’s appointments to the Board are effective upon their election by shareholders at the Special Meeting. Following Mr. Brennan’s and Mr. Caldwell’s resignations and Mr. Nusblatt’s and Mr. MacLaren’s appointments to the Board, shareholders will have elected all Trustees.

The shareholders of the Trust are asked to vote for the election of the three Nominees at the Special Meeting. If elected, the Nominees will comprise the entire Board, and each of them will hold office until the appointment and/or election and qualification of his successor, if any, or until he sooner dies, resigns, retires, or is removed. Any Trustee may be removed at a meeting of shareholders by a vote that meets the requirements of the Trust’s organizational documents. All of the Nominees have consented to serve as Trustees. However, if any Nominee is not available for election at the time of the Special Meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

Each Nominee was nominated to serve on the Board based on their particular experiences, qualifications, attributes, and skills. The Trust does not believe any one factor is determinative in assessing a Nominee’s qualifications, but that the collective experience of each Nominee makes them highly qualified. The Trustees are responsible for the management and supervision of the Funds. They set broad policies for the Funds and choose the Funds’ officers. The Trustees also: approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review the performance of the investment adviser and the Funds; and oversee activities of the Funds.

Regarding each Nominee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in concluding to have the Nominees serve on the Board. Generally, no one factor was decisive in selecting an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board (as applicable). Regarding each Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in determining that the individual should serve as a Trustee. Mr. Carmi currently serves as Trustee, while Mr. Nusblatt and Mr. MacLaren are new Nominees and will serve as Trustees effective upon their election by shareholders at the Special Meeting.

Nominees and Trustees

Basic information concerning the Nominees is set forth below. Unless otherwise indicated, the address of all persons below is c/o Gryphon 17, LLC is 3000 Auburn Drive, Suite 410, Beachwood, OH 44122:

Name and Year of Birth	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEE/ NOMINEE:
Nicholas Carmi Birth Year: 1966	Trustee	Indefinite/ 2021- present	Head of the Exchange, Figure Markets, Inc. (2024-present); Chief Operating Officer, Lionsoul Global Inc. (2023-2024); Vice President, Institutional Markets, Circle Internet Financial LLC (2022-2024); Head of Financial Markets, BitGo Holdings (2019-2022)	2	None
Jay Nusblatt Birth Year: 1961	Nominee	Indefinite/ Beginning June 2025	Retired, (2023-present); Managing Director, Sales and Business Development, Donnelley Financial Solutions (2016-2023)	2 (effective June 2025)	None
INTERESTED TRUSTEE NOMINEE:
Christopher MacLaren[1] Birth Year: 1978	Nominee	Indefinite/ Beginning June 2025	Founder and Managing Member of Gryphon 17, LLC (2021-present); Managing Director of Fund Administration and Accounting, Winbridge Partners, LLC (2018-2021)	2 (effective June 2025)	None

1 Mr. MacLaren is an “interested person” of the Trust, as defined under the 1940 Act, by virtue of his position as Chief Executive Officer of the Trust’s Administrator.

The following table provides information regarding each officer of the Trust.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew Swan Birth Year: 1991	President	Since December 2024	Chief Executive Officer, IDX Advisors, LLC (2019-present)
Bo Howell Birth Year: 1981	Secretary Assistant Secretary	Since 2021 2020-2021	Managing Partner, Fintech Law, LLC (2022-present); Managing Director of Joot (2018-present); Partner, Practus LLP (2018-2020)
Rob Silva Birth Year: 1966	Treasurer	Since December 2024	Managing Director, Gryphon 17, LLC (2023-present); Director of Fund Administration, Impax Asset Management, LLC (2014-2023); Director of Fund Administration, Pax Ellevate Management, LLC (2014-2021); Assistant Treasurer, Impax Series Trust I (2015-2023); Assistant Treasurer, Impax Series Trust III (2015-2023)
Troy Williamson Birth Year: 1993	Assistant Treasurer	Since December 2024	Manager, Gryphon 17, LLC (2023-present); Senior Fund Administrator, Voya Investment Management (2019-2023)
Randi Rossler Birth Year: 1981	Chief Compliance Officer	Since December 2023	Director, PINE Advisor Solutions (2023-present); Chief Compliance Officer, Davis Selected Advisers, LP, Davis Distributors, LLC, Davis Funds, Selected Funds, Clipper Fund Trust, Davis Fundamental ETF Trust (2018-2023)
Brandon Byrd Birth Year: 1981	Anti-Money Laundering Compliance Officer	Since February 2022	Director of Fund Operations, Gryphon 17, LLC (2022-present); Chief Operating Officer, M3Sixty Administration, LLC (2001-2021)

Qualifications of Nominees

The following is a summary of qualifications, experiences, and skills of each Nominee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee:

Nicholas Carmi – Independent Trustee – Mr. Carmi brings over 30 years of experience in financial services in prime brokerage services. He has worked extensively in cryptocurrency, providing an additional perspective and understanding to fund investment strategies. He earned his BS and MS in Applied Mathematics and Statistics from Stoney Brook University.

Jay Nusblatt – Independent Trustee Nominee – Mr. Nusblatt is a retired financial services executive, having worked the majority of his career in the mutual fund industry. Mr. Nusblatt focused on fund accounting and administration, where he held a number of leadership roles at PNC Global Investment Servicing and The Bank of New York. He earned his MBA from Jefferson University (formerly, Philadelphia Textile) and a BA in Accounting from Babson College.

Christopher MacLaren – Interested Trustee Nominee – Mr. MacLaren has over 21 years of experience in the financial services industry. Mr. MacLaren founded Gryphon Fund Group, providing administration, transfer agency and compliance services to the registered fund industry. He earned his BA from Wittenberg University in Economics and his MS in Accountancy, Accounting and Audit.

If approved by shareholders, each Nominee will serve until his death, retirement, resignation, removal from office, declaration of bankruptcy, or incapacity.

The process for resignation or removal of a Trustee is set forth in the organizational documents for the Trust. The organizational documents for the Trust provide that (a) any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Board of Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some later time; (b) any Trustee may be removed with or without cause by action of a majority of the then Trustees at a duly constituted meeting; and (c) any Trustee may be removed by shareholders only to the extent provided by the 1940 Act and the rules and regulations thereunder.

If a Nominee shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the proxy will be cast for a substitute candidate by the proxies named on the proxy card or their substitutes, present and acting at the Special Meeting. The election of any substitute candidate for election as a Trustee who is not or would not be an interested Trustee shall be made by a majority of the Trustees who are not interested Trustees. The Board has no reason to believe that a Nominee will become unavailable for election as a Trustee. Please see the Nominating and Corporate Governance (“NCG”) Committee Charter of the Trust provided in Appendix A.

Board Leadership Structure

The Trust is currently led by Kelley Brennan, who serves as the Chairman of the Board. The Board is currently comprised of three Trustees, each of whom is an Independent Trustee. Following the Special Meeting, Mr. Nusblatt is expected to serve as Chairman of the Board. The Board will continue to be comprised of three Trustees, two of whom will be Independent Trustees. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for presiding at board meetings and calling special meetings on an as-needed basis. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners, and other stakeholders as providing strong leadership. The Trust believes that its Chairman, together with the standing committees and the full Board, provides effective leadership that is in the best interests of the Trust and the Funds’ shareholders because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Responsibilities of the Board and Its Role in Risk Oversight

A standing independent Audit Committee also serves as the qualified legal compliance committee and the NCG Committee. The Board is responsible for overseeing risk management, and it regularly engages in risk management discussions and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.

The Audit Committee considers financial and reporting risk within its area of responsibility. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain, where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee’s communications with the independent registered public accounting firm. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the most recent fiscal year ending December 31 and has met once this calendar year.

The NCG Committee oversees the nomination of Trustees, governance procedures, and Trustee compensation. In selecting and nominating persons to serve as independent Trustees, the NCG Committee will not consider nominees recommended by shareholders of the Trust unless required by law. The NCG Committee operates pursuant to an NCG Committee Charter and meets periodically as necessary. The NCG Committee met once during the most recent fiscal year ending December 31 and has met once this calendar year.

Meetings of the Board

The Trustees meet regularly to review various matters affecting or potentially affecting the Trust and its Funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs.

The Board held four regularly scheduled meetings during the most recent fiscal year ending December 31. In calendar year 2024 and the calendar year to date, each Trustee attended at least 75% of the total number of Board meetings and any Board committees on which the Trustee served held during the period of the Trustee’s service. All Trustees were reimbursed for expenses for attendance at Board and Committee meetings.

How is the Board Paid for its Services to the Trust?

Officers of the Trust and Trustees who are “interested persons” of the Trust or the adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Gryphon 17, LLC. Each Trustee who is not an “interested person” receives a fee of $12,000 each year, plus a fee of $1,000 per Fund per Board meeting and $1,000 per Fund per committee meeting attended, and $250 for each special telephonic or online meeting. Compensation expenses are allocated to the Funds based on the policy adopted by the Board. The Independent Trustees do not receive any pension or retirement benefits from the Funds.

The following table describes the compensation paid to the Trustees for the fiscal year ended December 31, 2024.

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust
Independent Trustees
Kelley Brennan	$26,000	N/A	N/A	$26,000
Tobias Caldwell	$26,000	N/A	N/A	$26,000
Nicholas Carmi	$26,000	N/A	N/A	$26,000

Ownership of Fund Shares

As of May 22, 2025, each Nominee beneficially owned the following amounts in the Funds:

Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Trust
Independent Trustee/Nominee
Nicholas Carmi	IDX Risk-Managed Digital Assets Strategy Fund	None	None
	IDX Adaptive Opportunities Fund	None
Jay Nusblatt	IDX Risk-Managed Digital Assets Strategy Fund	None	None
	IDX Adaptive Opportunities Fund	None
Interested Trustee Nominee
Christopher MacLaren	IDX Risk-Managed Digital Assets Strategy Fund	None	None
	IDX Adaptive Opportunities Fund	None

Ownership of Securities of Adviser, Principal Underwriter or Related Entities. As of May 22, 2025, none of the Nominees and/or their immediate family members owned securities of any of the Funds’ investment advisers, principal underwriter, or any entity controlling, controlled by, or under common control with such entities.

Evaluation by the NCG Committee

At a special meeting of the NCG Committee held on May 22, 2025, the NCG Committee identified Mr. Nusblatt and Mr. MacLaren as candidates to replace Mr. Brennan and Mr. Caldwell. The Committee considered their qualifications, including (i) knowledge related to the mutual fund industry; (ii) professional experience; (iii) educational background; (iv) reputation; (v) financial, technical, and other expertise, skills, core competencies, and qualifications; (vi) ability to contribute to the ongoing functions of the Board; and (vii) ability to qualify as a Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust, all relative to the existing composition of the Board and the anticipated vacancies.

The NCG Committee has determined that each Nominee possesses the requisite knowledge, experience, and skills to serve as a Trustee and recommended to the Board that each Nominee to serve until his resignation, retirement, incapacity, death, or such other time as the Board determines.

The NCG Committee nominated each Nominee to serve as a Trustee, effective upon his election by shareholders at the Special Meeting, until his resignation, retirement, incapacity, death, or such other time as the Board determines, and recommended that the Board approve each Nominee’s nomination.

Evaluation by the Board of Trustees

At the special Board meeting held on May 22, 2025, the Board reviewed the qualifications of each Nominee, as noted above, to serve as Trustee and determined that each has the necessary education, experience, and skills for the role. The Board appointed each Nominee to serve as a Trustee, effective upon his election by shareholders at the Special Meeting, until his resignation, retirement, incapacity, death, or such other time as the Board determines.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS

VOTE “FOR” PROPOSAL

OPERATION OF THE FUNDS

The Funds are each a non-diversified series of the Trust, an open-end management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated August 20, 2015. The Board supervises the Funds’ business activities. Like other mutual funds, the Trust retains various organizations to perform specialized services. The Trust currently retains IDX Advisors, LLC, located at 9311 E. Via De Ventura, Suite 105, Scottsdale, AZ 85258, as an investment adviser to the Funds. Gryphon 17, LLC (“Gryphon”), located at 3000 Auburn Drive, Suite 410, Beachwood, OH 44122, serves as each Fund’s administrator, transfer agent, and accounting agent. U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is the custodian of the Funds’ assets. Foreside Fund Services, LLC, located at Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the principal underwriter and national distributor for the Shares of the Funds.

THE PROXY

The Board is soliciting your vote on behalf of the Funds so each shareholder can vote on the proposal at the Special Meeting. A proxy for voting your Shares at the Special Meeting is enclosed. The Shares represented by each valid proxy received in time will be voted on at the Special Meeting as specified. If no specification is made, the Shares represented by a duly executed proxy for the Funds will be voted to approve the proposal. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the proxy holders on any other matter that may come before the Special Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of the Funds were outstanding and entitled to vote:

Fund	Shares Outstanding
IDX Risk-Managed Digital Assets Strategy Fund	1,845,175
IDX Adaptive Opportunities Fund	2,377,708

Shareholders of record of each Fund on the Record Date are entitled to vote at the Special Meeting. Each shareholder of each share class of each Fund is entitled to one vote per share held, and a fractional vote for each fractional share.

As of the Record Date, the following persons owned of record or beneficially 5% or more of a Fund:

IDX Risk-Managed Digital Assets Strategy Fund

Name and Address of Principal Holder	Percentage Owned of Record
Charles Schwab & Co. 211 Main Street San Francisco CA 94105	23.19%
Charles Schwab & Co. FBO 20510000	64.62%

IDX Adaptive Opportunities Fund

Name and Address of Principal Holder	Percentage Owned of Record
Wells Fargo Clearing Services A/C 5255-1144	8.83%
Charles Schwab & Co. FBO 20510000	80.40%

Required Vote for the Proposal. Approval of the Proposal requires the affirmative vote of a plurality of the votes cast at a shareholders’ meeting at which a quorum is present, in person or by proxy. A “plurality” is defined as more votes cast for than against each Nominee for Trustee of the Trust.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Special Meeting that are not subsequently revoked will be voted as specified in the proxy. If the proxy is properly executed and no instructions are given, it will be voted in favor of the proposal. A proxy concerning Shares held in the name of two or more persons is valid. It will be counted if executed by any of them unless, at or before its use, the Funds receive written notification from any such persons to the contrary.

You may revoke a proxy once it is given by providing written notice to the Funds. You may change your vote by submitting a subsequently executed and dated proxy card, authorizing your proxy by internet on a later date, or attending the Special Meeting and casting your vote in person. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy. If your Shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting.

Thirty-three and one-third percent (33-1/3%) of the Shares of the Trust entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Funds at the Special Meeting. In determining whether a quorum is present, Shares represented by proxies that reflect abstentions will be counted as Shares that are present and entitled to vote. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Solicitation of Proxies. The Trust has engaged EQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation for an estimated fee of $10,000 plus out-of-pocket expenses, which will be borne by Gryphon. Under this arrangement, EQ Fund Solutions has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposal. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures. Still, proxies may also be solicited through further mailings, over the Internet, or in person or by telephone by representatives of the Funds, Gryphon, or their affiliates. Gryphon will bear the costs and expenses in preparing proxy statements and related materials, including printing and delivery costs and expenses incurred with soliciting proxies.

As the Special Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Trust, the investment adviser or Gryphon, or their affiliates. Telephonic or electronically transmitted instructions from shareholders of the Funds may obtain authorization to permit the investment adviser to execute proxies. Proxies obtained telephonically will be recorded according to applicable law and procedures that the Funds believe are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Funds, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person. To vote online, follow the instructions on the website using the enclosed proxy card.

Shareholders of the Funds are entitled to cast one vote for each Share owned on the Record Date and a proportionate fractional vote for each fractional Share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

The Board has adopted procedures for shareholders to send written communications to the Board as a group. Such communications must be clearly addressed either to the Board or any or all the Trustees and forwarded to the Secretary of the Trust, c/o Gryphon 17, LLC, 3000 Auburn Drive, Suite 410, Beachwood, OH 44122, who will forward any communications so received.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

Gryphon will bear the costs and expenses incurred in preparing and soliciting proxies. In addition to soliciting proxies by mail, the Trust, the investment adviser, or Gryphon employees may solicit proxies in person or by telephone. The costs associated with soliciting proxies are expected to be $2,500. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Gryphon 17, LLC, 3000 Auburn Drive, Suite 410, Beachwood, OH 44122, or by telephone at 216-329-4271.

OTHER MATTERS

The Board is unaware of any other matters to be presented at the Special Meeting other than as set forth above. If any other matters properly come before the Special Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Special Meeting to Be Held on June 27, 2025: The notice of meeting and proxy statement are available at http://vote.proxyonline.com/idxfunds/docs/2025meeting.pdf.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

APPENDIX A

NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

IDX Funds

Adopted: October 23, 2017

Revised: May 20, 2022

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of IDX Funds (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees (the “Board”), including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

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APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE
COMMITTEE CHARTER

IDX FUNDS

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

VOTER PROFILE:
Voter ID: 123456789 **Security ID**: 123456789
Shares Held: Confidential **Household ID**: 000000

VOTE REGISTERED TO:

REG LINE1
REG LINE2
REG LINE3
REG LINE4
REG LINE5

SHAREHOLDER'S REGISTRATION PRINTED HERE
BOXES FOR TYPSETTING PURPOSES ONLY

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

VOTE ON THE INTERNET

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

vote.proxyonline.com

CONTROL NUMBER: 123456789101

VOTE BY PHONE

Automated Touch-tone Voting Line – 24 Hours
(888) 227-9349
Live Representative - Monday through Friday
9 a.m. to 9 p.m. EST.
(800) 676-7437

VOTE BY MAIL

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

IDX Funds

The undersigned, revoking previous proxies, hereby appoint(s) Rob Silva and Brandon Byrd, or either one of them, as attorneys and proxies for the undersigned, with the full power of substitution, to vote all shares of the IDX Funds which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at the offices of IDX Advisors, LLC, 9311 E. Via De Ventura, Suite 105, Scottsdale, AZ 85258 on June 27, 2025, at 11:00 a.m., Eastern Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Special Meeting and any adjournments or postponements thereof. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 676-7437. **Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time.**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

A-2

IDX Funds

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement. Your signature(s) should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is being solicited on behalf of the Board of Trustees

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE TRUST AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

1. ELECTION OF TRUSTEE NOMINEES	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL, EXCEPT**
A. Nicholas Carmi			
B. Jay Nusblatt	○	○	○
C. Christopher MacLaren			

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK “FOR ALL, EXCEPT” AND WRITE THE LETTER(S) OF THE NOMINEE(S) ON THE LINE BELOW.

____

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]